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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                              November 1, 2000

                                 SYMS CORP
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           (Exact name of Registrant as specified in its charter)

New Jersey                       1-8546                          22-2465228
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State or other              (Commission File                  (I.R.S. Employer
jurisdiction of                 Number)                      Identification No.)
incorporation

Syms Way, Secaucus, New Jersey                                       07094
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(Address of Principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code:

                                 (201) 902-9600



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Item 5: Other Events

         On November 1, 2000, Syms Corp (the "Company") announced the closing of its Boston location effective October 29, 2000 as part of its continuing efforts to increase profitability.

         Reference is made to the new release of the Company, dated November 2, 2000, attached as an Exhibit hereto and incorporated herein by reference,

Item 7:  Financial Statements and Exhibits

       (c) Exhibits:

       00.1: News Release of the Company dated November 1, 2000



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 9, 2000

                                      SYMS CORP

                                      By:      /s/ ANTONE F. MOREIRA
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                                                  Antone F. Moreira
                                             Vice President, Treasurer and
                                                Chief Financial Officer